UNITEDSTATES

SECURITIESANDEXCHANGECOMMISSION

Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-22061

Name of Fund: BlackRock Funds II

BlackRock Global Dividend Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant's telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 01/31/2020

Item 1 – Report to Stockholders

JANUARY 31, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds II

•	BlackRock Global Dividend Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call

(800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

U.S. equities and bonds both delivered impressive returns over the last 12 months, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. Investors were further encouraged by the apparent cessation of trade hostilities between the United States and China late in 2019, although some of these gains were reversed in January 2020, as the spread of the coronavirus injected uncertainty into markets.

Returns for most securities were particularly strong in the second half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. In the United States, large-cap stocks led the broader market, while small-cap equities still posted healthy returns. Emerging market stocks, however, were constrained by coronavirus fears, losing most of their gains near the end of the reporting period.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low despite an uptick late in the reporting period. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

Continuing the shift toward looser monetary policy that began in early 2019, the U.S. Federal Reserve (the “Fed”) increased efforts to stimulate economic activity. The Fed reduced interest rates three times during the reporting period, from July 2019 to October 2019. In December 2019, the Fed further reassured markets by indicating that it is unlikely to reverse course and tighten monetary policy in the near future. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan continued its accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe there are reasons to remain cautious about the U.S. economy, most notably the uncertainty around the duration of the impact of the coronavirus-driven economic contraction, the U.S. presidential election and future earnings growth. At this time we are watching the developments around the world very closely to assess the full extent of the risks of economic disruption that could result from the global pandemic. Corporate earnings underperformed in 2019, but action by the Fed led to outstanding equity returns. With the future of monetary policy and consumer behaviors uncertain, earnings deterioration could act as a drag on equities.

Overall, we favor moderately increasing investment risk to benefit from expected growth. We are neutral on U.S. equities, but we favor emerging market and Japanese equities, which could benefit from an uptick in global trade and investment. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, extremely low yields and inflation risk limit the effectiveness of many bond classes as a counterweight in portfolios. We favor higher-yielding bonds from emerging markets, where central banks have more room for further accommodation, while strategically using U.S. Treasuries as stabilizers.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.31%	21.68%
U.S. small cap equities (Russell 2000® Index)	3.26	9.21
International equities (MSCI Europe, Australasia, Far East Index)	6.12	12.10
Emerging market equities (MSCI Emerging Markets Index)	3.36	3.81
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.98	2.22
U.S. Treasury securities (ICE BofAML10-Year U.S. Treasury Index)	5.13	12.15
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.20	9.64
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.08	8.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.43	9.40
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2020	BlackRock Global Dividend Portfolio

Investment Objective

BlackRock Global Dividend Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally. Additionally, the Fund seeks to provide long-term capital appreciation.

On November 13, 2019, the Board of Trustees of BlackRock Funds II approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020, from July 31 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2020, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”).

What factors influenced performance?

The largest detractor from relative performance during the period was stock selection in the information technology (“IT”) sector, mainly within the hardware, storage & peripherals industry. Stock selection within the consumer discretionary sector and a lack of exposure to utilities also detracted. Among individual names, a lack of exposure to Apple Inc. detracted the most from the Fund’s performance. Overweight exposure to networking company Cisco Systems, Inc. and tobacco producer Imperial Brands PLC also hurt results, as Cisco experienced its slowest growth rate in two years while Imperial Brands saw weaker sales from its heated-tobacco product line.

Conversely, the largest contributors to relative performance were stock selection in industrials, notably among aerospace & defense names, and a lack of exposure to the energy sector. Overweight exposure to health care also contributed. Notably strong individual contributors included British American Tobacco PLC, defense company BAE Systems PLC, and drug developer AbbVie, Inc. British American Tobacco shares rose in response to greater regulatory clarity from the U.S. Food and Drug Administration, while BAE Systems gained on news of the acquisitions of the global positioning system (or GPS), business of United Technologies Corp. and the tactical radio business of Raytheon Company. Rising appetites among investors for riskier stocks helped boost AbbVie during the period.

Describe recent portfolio activity.

The largest change in portfolio positioning was a reduction in financials exposure, specifically through selling the Fund’s position in Swedish bank Svenska Handelsbanken AB. The Fund also reduced its positions in industrials, particularly within the air freight & logistics and electrical equipment industries.

The Fund added capital to communication services stocks, notably by initiating a new position in Swedish telecom Tele2 AB. The Fund also increased its exposure to the consumer discretionary sector by increasing its target weight in U.S. toymaker Hasbro, Inc. and starting a new position in Darden Restaurants, Inc.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund’s largest overweight sector exposures were to health care and consumer staples, while the largest underweight exposures were in IT and financials. The Fund held no investments in real estate, utilities, or energy. Regionally, a majority of the portfolio was listed in North America and Europe, with large overweight exposures to the United Kingdom, Switzerland and Canada. The largest underweight exposures were to Japan, China and the United States, despite nearly 53% of the portfolio being listed in the latter market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2020 (continued)	BlackRock Global Dividend Portfolio

Performance Summary for the Period Ended January 31, 2020

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.46%	15.30%	N/A	7.27%	N/A	8.85%	N/A
Investor A	6.34	15.05	9.01%	6.96	5.81%	8.56	7.98%
Investor C	6.02	14.24	13.24	6.19	6.19	7.77	7.77
Class K	6.47	15.41	N/A	7.32	N/A	8.88	N/A
MSCI ACWI(c)	7.40	16.04	N/A	8.51	N/A	9.15	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the U.S.). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

(c)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 49 country indexes comprising of 23 developed and 26 emerging market country indexes.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period(a)	Beginning Account Value (08/01/19)	Ending Account Value (01/31/20)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,064.60	$3.80	$1,000.00	$1,021.12	$3.72	0.74%
Investor A	1,000.00	1,063.40	5.14	1,000.00	1,019.81	5.03	1.00
Investor C	1,000.00	1,059.30	8.97	1,000.00	1,016.08	8.79	1.76
Class K	1,000.00	1,064.70	3.53	1,000.00	1,021.38	3.45	0.69

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
TELUS Corp.	4%
Johnson & Johnson	4
British American Tobacco PLC	3
Rogers Communications, Inc., Class B	3
Coca-Cola Co. — CDI	3
GlaxoSmithKline PLC	3
Novartis AG, Registered Shares	3
Cisco Systems, Inc. — CDI	3
Nestlé SA, Registered Shares	3
Amcor PLC — CDI	3

(a)	Excludes short-term investments.

ALLOCATION BY GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	53%
United Kingdom	14
Switzerland	7
Canada	7
Netherlands	3
Singapore	3
France	3
Australia	3
Germany	2
Denmark	2
Sweden	1
Finland	1
Taiwan	1

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2019 and held through January 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2020	BlackRock Global Dividend Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Australia — 2.6%
Ansell Ltd.	940,038	$19,869,781
Sonic Healthcare Ltd.	1,291,326	27,067,060

		46,936,841

Canada — 7.1%
Rogers Communications, Inc., Class B	1,089,127	54,530,418
TELUS Corp.	1,875,225	75,170,535

		129,700,953

Denmark — 1.7%
Novo Nordisk A/S, Class B	517,896	31,525,207

Finland — 1.0%
Kone Oyj, Class B	293,243	18,947,439

France — 2.9%
Sanofi	369,013	35,587,136
Schneider Electric SE	182,127	18,162,951

		53,750,087

Germany — 1.9%
Deutsche Post AG, Registered Shares	981,763	34,253,713

Netherlands — 3.3%
Heineken NV	217,843	23,702,920
Koninklijke Philips NV	793,446	36,337,916

		60,040,836

Singapore — 3.1%
DBS Group Holdings Ltd.	1,597,200	29,422,113
United Overseas Bank Ltd.	1,517,300	28,300,875

		57,722,988

Sweden — 1.1%
Tele2 AB, Class B	1,284,564	19,380,338

Switzerland — 7.4%
Cie Financiere Richemont SA, Registered Shares	189,311	13,748,290
Nestlé SA, Registered Shares	469,114	51,739,850
Novartis AG, Registered Shares	557,645	52,679,699
SGS SA, Registered Shares	5,736	16,592,372

		134,760,211

Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,436,000	14,811,208

United Kingdom — 13.8%
AstraZeneca PLC	182,366	17,840,409
BAE Systems PLC	4,467,746	37,140,144
British American Tobacco PLC	1,244,013	54,854,585
Diageo PLC	536,340	21,208,526
GlaxoSmithKline PLC	2,264,260	53,163,449
RELX PLC	748,148	19,804,254
Unilever PLC	833,720	49,732,480

		253,743,847

United States — 52.8%
3M Co.	154,979	24,588,968
AbbVie, Inc.	506,353	41,024,720
Altria Group, Inc.	810,934	38,543,693
Amcor PLC — CDI	4,900,850	51,500,805
Cisco Systems, Inc.	1,131,391	52,010,044
Citizens Financial Group, Inc.	709,515	26,450,719
Coca-Cola Co.	914,639	53,414,918
Darden Restaurants, Inc.	320,181	37,278,674
Genuine Parts Co.	522,655	48,904,828
Hasbro, Inc.	331,355	33,755,134
Home Depot, Inc.	106,874	24,377,959
International Paper Co.	1,021,301	41,587,377
Johnson & Johnson	444,753	66,210,379
Lockheed Martin Corp.	70,781	30,302,762

Security	Shares	Value

United States (continued)
M&T Bank Corp.	170,376	$28,711,764
Medtronic PLC	337,468	38,957,306
Paychex, Inc.	464,330	39,825,584
PepsiCo, Inc.	336,820	47,835,176
Pfizer, Inc.	1,190,078	44,318,505
Philip Morris International, Inc.	577,810	47,784,887
Procter & Gamble Co.	372,224	46,386,555
Texas Instruments, Inc.	220,625	26,618,406
U.S. Bancorp	444,109	23,635,481
United Technologies Corp.	209,806	31,512,861
Wells Fargo & Co.	500,942	23,514,218

		969,051,723

Total Long-Term Investments — 99.5% (Cost: $1,403,735,303)		1,824,625,391

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.48%(a)(b)	3,993,413	3,993,413

Total Short-Term Securities — 0.2% (Cost: $3,993,413)		3,993,413

Total Investments — 99.7% (Cost: $1,407,728,716)		1,828,618,804

Other Assets Less Liabilities — 0.3%		5,535,792

Net Assets — 100.0%		$1,834,154,596

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) January 31, 2020	BlackRock Global Dividend Portfolio

(a)	Annualized 7-day yield as of period end.
(b)

During the six months ended January 31, 2020, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/19	Net Activity	Shares Held at 01/31/20	Value at 01/31/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,644,283	1,349,130	3,993,413	$3,993,413	$50,947	$8	$—

(a)	Includes net capital gain distributions, if applicable.

Portfolio Abbreviation

CDI     CREST Depository Interest

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$46,936,841	$—	$46,936,841
Canada	129,700,953	—	—	129,700,953
Denmark	—	31,525,207	—	31,525,207
Finland	18,947,439	—	—	18,947,439
France	—	53,750,087	—	53,750,087
Germany	—	34,253,713	—	34,253,713
Netherlands	—	60,040,836	—	60,040,836
Singapore	—	57,722,988	—	57,722,988
Sweden	—	19,380,338	—	19,380,338
Switzerland	—	134,760,211	—	134,760,211
Taiwan	—	14,811,208	—	14,811,208
United Kingdom	—	253,743,847	—	253,743,847
United States	917,550,918	51,500,805	—	969,051,723
Short-Term Securities	3,993,413	—	—	3,993,413

	$1,070,192,723	$758,426,081	$—	$1,828,618,804

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities   (unaudited)

January 31, 2020

BlackRock Global Dividend Portfolio

ASSETS
Investments at value — unaffiliated (cost — $1,403,735,303)	$1,824,625,391
Investments at value — affiliated (cost — $3,993,413)	3,993,413
Receivables:
Tax reclaims	5,602,076
Capital shares sold	2,032,248
Dividends — affiliated	13,926
Dividends — unaffiliated	3,419,770
Prepaid expenses	48,130

Total assets	1,839,734,954

LIABILITIES
Payables:
Administration fees	94,631
Capital shares redeemed	3,684,729
Investment advisory fees	916,190
Other accrued expenses	555,406
Other affiliates	13,267
Service and distribution fees	291,653
Trustees’ and Officer’s fees	24,482

Total liabilities	5,580,358

NET ASSETS	$1,834,154,596

NET ASSETS CONSIST OF
Paid-in capital	$1,426,005,579
Accumulated earnings	408,149,017

NET ASSETS	$1,834,154,596

NET ASSET VALUE
Institutional — Based on net assets of $1,076,984,847 and 85,532,813 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.59

Investor A — Based on net assets of $461,524,207 and 36,790,699 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.54

Investor C — Based on net assets of $218,622,292 and 17,537,853 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.47

Class K — Based on net assets of $77,023,250 and 6,107,882 shares outstanding, unlimited number of shares authorized, $0.001 par value	$12.61

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended January 31, 2020

BlackRock Global Dividend Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$28,965,719
Dividends — affiliated	50,947
Foreign taxes withheld	(578,236)

Total investment income	28,438,430

EXPENSES
Investment advisory	5,339,075
Service and distribution — class specific	1,725,137
Transfer agent — class specific	682,857
Administration	365,742
Administration — class specific	185,121
Accounting services	70,202
Professional	59,946
Custodian	55,048
Registration	49,035
Printing	41,145
Trustees and Officer	28,002
Miscellaneous	9,095

Total expenses	8,610,405
Less fees waived and/or reimbursed by the Manager	(2,257)

Total expenses after fees waived and/or reimbursed	8,608,148

Net investment income	19,830,282

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	10,650,773
Capital gain distributions from investment companies — affiliated	8
Foreign currency transactions	54,308

10,705,089

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	82,650,812
Foreign currency translations	185,438

82,836,250

Net realized and unrealized gain	93,541,339

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,371,621

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Global Dividend Portfolio
	Six Months Ended 01/31/20 (unaudited)	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,830,282	$52,190,124
Net realized gain	10,705,089	110,269,236
Net change in unrealized appreciation (depreciation)	82,836,250	(122,367,524)

Net increase in net assets resulting from operations	113,371,621	40,091,836

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(67,361,722)	(81,048,783)
Investor A	(28,075,016)	(26,919,751)
Investor C	(12,844,076)	(14,843,418)
Class K	(4,740,009)	(5,207,008)

Decrease in net assets resulting from distributions to shareholders	(113,020,823)	(128,018,960)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(29,464,173)	(584,088,599)

NET ASSETS
Total decrease in net assets	(29,113,375)	(672,015,723)
Beginning of period	1,863,267,971	2,535,283,694

End of period	$1,834,154,596	$1,863,267,971

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio
	Institutional
	Six Months
	Ended
	01/31/20		Year Ended July 31,
	(unaudited)		2019	2018	2017		2016		2015

Net asset value, beginning of period	$12.60		$12.94	$13.27	$12.43		$12.12		$12.25

Net investment income(a)	0.15		0.33	0.35	0.30		0.30		0.31
Net realized and unrealized gain	0.65		0.10	0.27	0.86		0.48		0.08

Net increase from investment operations	0.80		0.43	0.62	1.16		0.78		0.39

Distributions(b)
From net investment income	(0.15)		(0.35)	(0.35)	(0.30)		(0.29)		(0.32)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)		(0.18)		(0.20)

Total distributions	(0.81)		(0.77)	(0.95)	(0.32)		(0.47)		(0.52)

Net asset value, end of period	$12.59		$12.60	$12.94	$13.27		$12.43		$12.12

Total Return(c)
Based on net asset value	6.46	%(d)	3.75%	4.76%	9.53%		6.73%		3.38%

Ratios to Average Net Assets
Total expenses	0.74	%(e)	0.74%	0.72%	0.74	%(f)	0.74	%(f)	0.75%

Total expenses after fees waived and/or reimbursed	0.74	%(e)	0.74%	0.72%	0.73	%(f)	0.74	%(f)	0.74%

Net investment income	2.33	%(e)	2.69%	2.64%	2.37	%(f)	2.56	%(f)	2.57%

Supplemental Data
Net assets, end of period (000)	$1,076,985		$1,089,388	$1,619,539	$1,969,274		$1,484,674		$1,313,697

Portfolio turnover rate	13%		20%	30%	18%		31%		34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Investor A
	Six Months
	Ended
	01/31/20		Year Ended July 31,
	(unaudited)		2019	2018	2017		2016		2015

Net asset value, beginning of period	$12.55		$12.89	$13.23	$12.39		$12.08		$12.21

Net investment income(a)	0.13		0.30	0.31	0.26		0.27		0.28
Net realized and unrealized gain	0.65		0.10	0.27	0.86		0.47		0.08

Net increase from investment operations	0.78		0.40	0.58	1.12		0.74		0.36

Distributions(b)
From net investment income	(0.13)		(0.32)	(0.32)	(0.26)		(0.25)		(0.29)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)		(0.18)		(0.20)

Total distributions	(0.79)		(0.74)	(0.92)	(0.28)		(0.43)		(0.49)

Net asset value, end of period	$12.54		$12.55	$12.89	$13.23		$12.39		$12.08

Total Return(c)
Based on net asset value	6.34	%(d)	3.47%	4.42%	9.24%		6.47%		3.09%

Ratios to Average Net Assets
Total expenses	1.00	%(e)	1.01%	0.99%	1.01	%(f)	1.02	%(f)	1.02%

Total expenses after fees waived and/or reimbursed	1.00	%(e)	1.01%	0.99%	1.01	%(f)	1.01	%(f)	1.02%

Net investment income	2.06	%(e)	2.45%	2.40%	2.06	%(f)	2.30	%(f)	2.32%

Supplemental Data
Net assets, end of period (000)	$461,524		$438,060	$492,173	$543,023		$672,554		$648,590

Portfolio turnover rate	13%		20%	30%	18%		31%		34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Investor C
	Six Months
	Ended
	01/31/20		Year Ended July 31,
	(unaudited)		2019	2018	2017		2016		2015

Net asset value, beginning of period	$12.47		$12.81	$13.15	$12.32		$12.02		$12.15

Net investment income(a)	0.09		0.21	0.22	0.17		0.18		0.19
Net realized and unrealized gain	0.65		0.09	0.26	0.85		0.47		0.08

Net increase from investment operations	0.74		0.30	0.48	1.02		0.65		0.27

Distributions(b)
From net investment income	(0.08)		(0.22)	(0.22)	(0.17)		(0.17)		(0.20)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)		(0.18)		(0.20)

Total distributions	(0.74)		(0.64)	(0.82)	(0.19)		(0.35)		(0.40)

Net asset value, end of period	$12.47		$12.47	$12.81	$13.15		$12.32		$12.02

Total Return(c)
Based on net asset value	6.02	%(d)	2.69%	3.64%	8.39%		5.63%		2.32%

Ratios to Average Net Assets
Total expenses	1.76	%(e)	1.76%	1.73%	1.76	%(f)	1.77	%(f)	1.77%

Total expenses after fees waived and/or reimbursed	1.76	%(e)	1.76%	1.73%	1.76	%(f)	1.77	%(f)	1.77%

Net investment income	1.35	%(e)	1.69%	1.65%	1.35	%(f)	1.54	%(f)	1.57%

Supplemental Data
Net assets, end of period (000)	$218,622		$256,960	$329,207	$386,971		$441,110		$417,176

Portfolio turnover rate	13%		20%	30%	18%		31%		34%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Dividend Portfolio (continued)
	Class K
	Six Months
	Ended						Period from
	01/31/20		Year Ended July 31,				06/08/16(a)
	(unaudited)		2019	2018	2017		to 07/31/16

Net asset value, beginning of period	$12.62		$12.96	$13.28	$12.44		$12.13

Net investment income(b)	0.15		0.34	0.39	0.30		0.02
Net realized and unrealized gain	0.65		0.09	0.24	0.87		0.37

Net increase from investment operations	0.80		0.43	0.63	1.17		0.39

Distributions(c)
From net investment income	(0.15)		(0.35)	(0.35)	(0.31)		(0.08)
From net realized gain	(0.66)		(0.42)	(0.60)	(0.02)		—

Total distributions	(0.81)		(0.77)	(0.95)	(0.33)		(0.08)

Net asset value, end of period	$12.61		$12.62	$12.96	$13.28		$12.44

Total Return(d)
Based on net asset value	6.47	%(e)	3.79%	4.81%	9.60%		3.24	%(e)

Ratios to Average Net Assets
Total expenses	0.69	%(f)	0.70%	0.66%	0.67	%(g)	1.15	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.69	%(f)	0.70%	0.66%	0.67	%(g)	1.14	%(f)(g)

Net investment income	2.39	%(f)	2.75%	3.08%	2.42	%(g)	2.25	%(f)(g)

Supplemental Data
Net assets, end of period (000)	$77,023		$78,860	$94,364	$35,715		$205

Portfolio turnover rate	13%		20%	30%	18%		31	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On November 13, 2019, the Board of Trustees of the Trust approved a change in the fiscal year-end of the Fund, effective as of May 31, 2020 from July 31 to May 31.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Realized currency gains (losses) on foreign currency related transactions are reported as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain forward foreign currency exchange contracts as capital gain (loss) for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to the Fund’s direct investments in fixed-income and equity securities and instruments, including exchange-traded funds advised by the Manager or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by the Manager or other investment advisers) and excludes investments in other BlackRock equity and/or fixed-income mutual funds, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.600%
$1 Billion — $2 Billion	0.550
$2 Billion — $3 Billion	0.525
Greater than $3 Billion	0.500

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides, for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fee	0.25%	0.25%
Distribution Fee	—	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total

$576,200	$1,148,937	$1,725,137

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$108,443	$45,974	$22,944	$7,760	$ 185,121

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total

$7,030	$7	$ 7,037

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Class K	Total

$1,309	$4,161	$1,975	$85	$7,530

For the six months ended January 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total

$387,109	$191,647	$96,898	$7,203	$682,857

Other Fees: For the six months ended January 31, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $10,107.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2020, affiliates received CDSCs as follows:

Investor A	$2,395
Investor C	1,541

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. Prior to November 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended January 31, 2020, the amount waived was $2,257.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended January 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the six months ended January 31, 2020, purchases and sales of investments, excluding short-term securities, were $235,001,514 and $356,850,529 respectively.

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of January 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$1,420,708,493

Gross unrealized appreciation	$460,793,978
Gross unrealized depreciation	(52,883,667)

Net unrealized appreciation	$407,910,311

7.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (unaudited) (continued)

fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2020, the Fund did not borrow under the credit agreement.

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Arecent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of epidemics and pandemics such as the coronavirus, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. The impact of the outbreak may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount

Institutional
Shares sold	5,761,648	$72,828,540	16,005,621	$195,296,553
Shares issued in reinvestment of distributions	4,059,808	50,168,222	5,009,830	60,296,624
Shares redeemed	(10,756,792)	(135,528,083)	(59,726,888)	(723,183,555)

Net decrease	(935,336)	$(12,531,321)	(38,711,437)	$(467,590,378)

Investor A
Shares sold and automatic conversion of shares	4,170,164	$51,689,731	5,886,086	$70,889,347
Shares issued in reinvestment of distributions	2,125,422	26,179,978	2,090,864	25,131,221
Shares redeemed	(4,398,007)	(55,221,099)	(11,251,806)	(136,675,759)

Net increase (decrease)	1,897,579	$22,648,610	(3,274,856)	$(40,655,191)

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount

Investor C
Shares sold	342,026	$12,642,612	1,939,848	$22,386,167
Shares issued in reinvestment of distributions	945,051	3,208,314	1,141,368	13,590,708
Shares redeemed and automatic conversion of shares	(4,347,580)	(53,537,873)	(8,174,208)	(99,026,904)

Net decrease	(3,060,503)	$(37,686,947)	(5,092,992)	$(63,050,029)

Class K
Shares sold	549,752	$6,957,710	1,059,435	$13,162,233
Shares issued in reinvestment of distributions	381,875	4,726,537	429,950	5,193,828
Shares redeemed	(1,074,826)	(13,578,762)	(2,521,969)	(31,149,062)

Net decrease	(143,199)	$(1,894,515)	(1,032,584)	$(12,793,001)

Total Net Decrease	(2,241,459)	$(29,464,173)	(48,111,869)	$(584,088,599)

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds II, on behalf of BlackRock Global Dividend Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock FundAdvisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective December 31, 2019, Robert M. Hernandez retired as Trustee of the Trust.

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
Accounting Agent and Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809
Custodian
The Bank of New York Mellon
New York, NY 10286

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
Distributor
BlackRock Investments, LLC
New York, NY 10022
Legal Counsel
Sidley Austin LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	23

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and, for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Change in Independent Registered Public Accounting Firm

In connection with the Fund’s change in its fiscal year-end, the Audit Committee of the Fund’s Board of Trustees approved a recommendation to change the independent registered public accounting firm from PricewaterhouseCoopers LLP (“PwC”) to Deloitte & Touche LLP (“D&T”) for the year ending May 31, 2020. Effective March 16, 2020, PwC was dismissed as the independent registered public accounting firm to the Fund. PwC’s reports on the Fund’s financial statements for the fiscal periods ended July 31, 2019 and July 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Fund’s fiscal periods ended July 31, 2019 and July 31, 2018 and the subsequent interim period through March 16, 2020, neither the Fund, nor anyone on its behalf, consulted with D&T on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

ADDITIONAL INFORMATION	25

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GDP-1/20-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

(a)The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b)Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)There were no changes in the registrant's internal control over financial reporting (as defined in Rule

30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Change in the registrant's independent accounting agent

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By: /s/ John M. Perlowski _______________________________

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds II

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Funds II

Date: April 6, 2020

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Funds II

Date: April 6, 2020

4